                                                     A-1
                                                SUBADVISORY AGREEMENT

         THIS AGREEMENT is made by and between  OppenheimerFunds,  Inc., a Colorado  corporation  (the  "Advisor"), and Trinity Investment Management Corporation,  a Pennsylvania  Corporation (the "Subadvisor"),  as of the date set forth below.

                                                       RECITAL
                                                       -------

         WHEREAS,  Oppenheimer  Large Cap Growth Fund (the "Fund") is registered  under the Investment  Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

         WHEREAS,  the Advisor is registered  under the Investment  Advisors Act of 1940, as amended (the "Advisors
Act"), as an investment advisor and engages in the business of acting as an investment advisor;

         WHEREAS,  the Subadvisor is registered under the Advisors Act as an investment  advisor and engages in the business of acting as an investment advisor;

         WHEREAS,  the Advisor has entered into an Investment  Advisory  Agreement as of December 17, 1998 with the
Fund (the "Investment Advisory  Agreement"),  pursuant to which the Advisor acts as investment advisor with respect to the Fund; and

         WHEREAS,  pursuant to  Paragraph 2 of the  Investment  Advisory  Agreement,  the Advisor has  retained and wishes to continue to retain the Subadvisor for purposes of rendering  investment  advisory services to the Advisor in connection with the Fund upon the terms and conditions hereinafter set forth;

         NOW THEREFORE,  in  consideration  of the mutual  covenants  herein  contained and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

I.       Appointment and Obligations of the Subadvisor.

         The  Advisor  hereby  appoints  the  Subadvisor  to  render,  to the  Advisor  with  respect  to the Fund, investment  research and advisory  services as set forth below in Section II, under the  supervision of the Advisor and subject to the  approval  and  direction  of the Fund's Board of Trustees  (the  "Board"),  and the  Subadvisor
hereby accepts such appointment,  subject to the terms and conditions  contained herein.  The Subadvisor shall, for all purposes herein, be deemed an independent  contractor and shall not have, unless otherwise  expressly  provided or  authorized,  any  authority to act for or represent the Advisor or the Fund in any way or otherwise to serve as or be deemed an agent of the Fund.

II.      Duties of the Subadvisor and the Advisor.

         A.       Duties of the Subadvisor.

         The Subadvisor shall regularly provide  investment  advice with respect to the Fund and shall,  subject to the terms of this  Agreement,  continuously  supervise the  investment  and  reinvestment  of cash,  securities and instruments or other property  comprising the assets of the Fund,  and in  furtherance  thereof,  the  Subadvisor's duties shall include:

                  1.       Obtaining and  evaluating  pertinent  information  about  significant  developments  and economic,  statistical and financial data, domestic, foreign or otherwise,  whether affecting the economy  generally or the Fund, and whether  concerning the individual  issuers whose  securities are included in the Fund's  investment  portfolio or the activities in which such issuers engage, or with respect to  securities  which the  Subadvisor  considers  desirable  for inclusion in the
                  Fund's investment portfolio;

                  2.       Determining  which  securities  shall be  purchased,  sold or  exchanged  by the Fund or otherwise  represented in the Fund's investment  portfolio and regularly reporting thereon to the
                  Advisor and, at the request of the Advisor, to the Board;

                  3.       Formulating  and  implementing  continuing  programs for the  purchases and sales of the securities  of such issuers and  regularly  reporting  thereon to the Advisor and, at the request of the Advisor, to the Board; and

                  4.       Taking,  on behalf of the Fund, all actions that appear to the  Subadvisor  necessary to carry into effect such  investment  program,  including  the placing of purchase and sale orders, and making appropriate reports thereon to the Advisor and the Board.

         B.       Duties of the Advisor.

         The Advisor  shall retain  responsibility  for,  among other things,  providing  the following  advice and services with respect to the Fund:

                  1.       Without  limiting the  obligation  of the  Subadvisor  to so comply,  the Advisor  shall monitor the  investment  program  maintained  by the  Subadvisor  for the Fund to ensure that the Fund's  assets are invested in  compliance  with this  Agreement and the Fund's
                           Registration Statement, as currently in effect from time to time; and

                  2.       The Advisor  shall  oversee  matters  relating  to Fund  promotion,  including,  but not limited to, marketing materials and the Subadvisor's reports to the Board.

III.     Representations, Warranties and Covenants.

         A.       Representations, Warranties and Covenants of the Subadvisor.

                  1.       Organization.  The  Subadvisor  is now,  and will  continue  to be, a  corporation  duly
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                  formed and validly  existing under the laws of its  jurisdiction of formation,  fully  authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                  2.       Registration.   The  Subadvisor  is  registered  as  an  investment   advisor  with  the
                           ------------
                  Securities  and Exchange  Commission  (the "SEC") under the Advisors  Act, and is  registered  or licensed as an investment  advisor under the laws of all  jurisdictions  in which its  activities require it to be so  registered  or licensed,  except  where the failure to be so licensed  would not have a  material  adverse  effect on the  Subadvisor.  The  Subadvisor  shall  maintain  such registration or license in effect at all times during the term of this Agreement.

                  3.       Best  Efforts.  The  Subadvisor  at all times shall provide its best judgment and effort
                           -------------
                  to the Advisor and the Fund in carrying out its obligations hereunder.

                  4.       Other Covenants.  The Subadvisor further agrees that:
                           ---------------

                           a.       it will use the same skill and care in  providing  such  services as it uses in providing  services to other  accounts for which it has  investment  management responsibilities;

                           b.       it will not make loans to any person to purchase  or carry units of  beneficial interest in the Fund or make loans to the Fund;

                           c.       it  will  report  regularly  to the  Fund  and to the  Advisor  and  will  make
                                    appropriate   persons   available   for   the   purpose   of   reviewing   with
                                    representatives  of the Advisor on a regular basis the  management of the Fund, including,  without  limitation,  review of the general investment  strategy of
                                    the  Fund,  economic   considerations  and  general  conditions  affecting  the
                                    marketplace;

                           d.       as required by applicable  laws and  regulations,  it will  maintain  books and records with respect to the Fund's securities  transactions and it will furnish to the  Advisor  and to the Board  such  periodic  and  special  reports as the
                                    Advisor or the Board may reasonably request;

                           e.       it will treat  confidentially  and as  proprietary  information of the Fund all records and other  information  relative to the Fund,  and will not use records and information for any purpose other than performance of its  responsibilities and duties  hereunder,  except  after  prior  notification  to and  approval in writing  by the Fund or when so  requested  by the Fund or  required  by law or regulation;

                           f.       it  will,  on a  continuing  basis  and at its own  expense,  (1)  provide  the
                                    distributor   of  the  Fund  (the   "Distributor")   with   assistance  in  the
                                    distribution  and  marketing of the Fund in such amount and form as the Advisor may  reasonably  request  from time to time,  and (2) use its best  efforts  to cause the  portfolio  manager  or other  person or  persons  who  manage or are responsible  for  overseeing  the  management  of  the  Fund's  portfolio  (the
                                    "Portfolio  Manager") to provide  marketing and distribution  assistance to the
                                    Distributor,  including,  without  limitation,  conference calls,  meetings and road  trips,  provided  that each  Portfolio  Manager  shall not be required to devote  more  than 10% of his or her time to such  marketing  and  distribution activities;

                           g.       it will use its  reasonable  best  efforts  (i) to retain the  services  of the
                                    Portfolio  Manager who manages the portfolio of the Fund, from time to time and
                                    (ii) to promptly obtain the services of a Portfolio  Manager  acceptable to the
                                    Advisor if the  services of the  Portfolio  Manager are no longer  available to the Subadvisor;

                           h.       it will,  from time to time,  assure that each Portfolio  Manager is acceptable to the Advisor;

                           i.       it will obtain the written  approval of the Advisor prior to  designating a new
                                    Portfolio  Manager;  provided,  however,  that,  if the services of a Portfolio
                                    Manager are no longer available to the Subadvisor due to  circumstances  beyond the reasonable control of the Subadvisor (e.g.,  voluntary  resignation,  death or disability),  the Subadvisor may designate an interim  Portfolio Manager who
                                    (a) shall be reasonably  acceptable to the Advisor and (b) shall function for a reasonable  period  of time  until  the  Subadvisor  designates  an  acceptable permanent replacement; and

                           j.       it will  promptly  notify the  Advisor  of any  impending  change in  Portfolio
                                    Manager,  portfolio  management or any other  material  matter that may require disclosure  to the Board,  shareholders  of the Fund or dealers,  including but not limited to, any change in the  methodologies  underlying  the  Subadvisor's proprietary valuation models.

         B.       Representations, Warranties and Covenants of the Advisor.

                  1.       Organization.  The Advisor is now, and will  continue to be, duly  organized and in good
                           ------------
                  standing  under the laws of its  state of  incorporation,  fully  authorized  to enter  into this
                  Agreement and carry out its duties and obligations hereunder.

                  2.       Registration.  The Advisor is  registered  as an  investment  advisor with the SEC under
                           ------------
                  the Advisors Act, and is  registered  or licensed as an investment  advisor under the laws of all jurisdictions  in which its  activities  require it to be so registered or licensed.  The Advisor shall  maintain  such  registration  or  license  in effect at all times  during the term of this
                  Agreement.

                  3.       Best  Efforts.  The Advisor at all times shall  provide its best  judgment and effort to
                           -------------
                  the Fund in carrying out its obligations hereunder.

IV.      Compliance with Applicable Requirements.

         In carrying out its obligations under this Agreement, the Subadvisor shall at all times conform to:

         A.       all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

         B.       the  provisions of the  registration  statement of the Fund, as the same may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act;

         C.       the provisions of the Fund's  Declaration of Trust or other governing  document,  as amended from time to time;

         D.       the provisions of the By-laws of the Fund, as amended from time to time;

         E.       any other applicable provisions of state or federal law; and

         F.       guidelines,  investment restrictions,  policies,  procedures or instructions adopted or issued by the Fund or the Advisor from time to time.

         The Advisor shall  promptly  notify the  Subadvisor of any changes or amendments to the  provisions of B.,
C., D. and F. above when such changes or amendments relate to the obligations of the Subadvisor.

V.       Control by the Board.

         Any investment  program  undertaken by the  Subadvisor  pursuant to this  Agreement,  as well as any other activities  undertaken by the Subadvisor with respect to the Fund,  shall at all times be subject to any directives of the Advisor and the Board.

VI.      Books and Records.

         The  Subadvisor  agrees that all records  which it maintains for the Fund on behalf of the Advisor are the property of the Fund and further  agrees to  surrender  promptly to the Fund or to the Advisor any of such  records upon request.  The Subadvisor  further agrees to preserve for the periods  prescribed by applicable laws, rules and regulations  all  records  required  to be  maintained  by the  Subadvisor  on behalf  of the  Advisor  under  such applicable laws, rules and  regulations,  or such longer period as the Advisor may reasonably  request from time to time.

VII.     Broker-Dealer Relationships.

         A.       Portfolio Trades.

                  The Subadvisor,  to the extent  appropriate,  in consultation  with the Advisor,  shall place all orders for the  purchase  and sale of portfolio  securities  for the Fund with  brokers or dealers  selected by the
Subadvisor,  which may include,  to the extent permitted by the Advisor and the Fund, brokers or dealers affiliated with the  Subadvisor.  The  Subadvisor  shall use its best  efforts to seek to execute  portfolio  transactions  at prices that are  advantageous  to the Fund and at commission  rates that are reasonable in relation to the benefits received.

         B.       Selection of Broker-Dealers.

                  With respect to the  execution of  particular  transactions,  the  Subadvisor  may, to the extent permitted  by the  Advisor  and the Fund,  select  brokers or  dealers  who also  provide  brokerage  and  research services (as those terms are defined in Section  28(e) of the  Securities  Exchange Act of 1934, as amended) to the
Fund and/or the other  accounts  over which the  Subadvisor  exercises  investment  discretion.  The  Subadvisor is authorized to pay a broker or dealer who provides such  brokerage and research  services a commission for executing a portfolio  transaction for the Fund that is in excess of the amount of commission  another broker or dealer would have  charged  for  effecting  that  transaction  if the  Subadvisor  determines  in good faith that such amount of commission is reasonable  in relation to the value of the brokerage and research  services  provided by such broker or  dealer.  This  determination  may be viewed in terms of  either  that  particular  transaction  or the  overall responsibilities  that the Subadvisor has with respect to accounts over which it exercises  investment  discretion.
The Advisor,  Subadvisor and the Board shall  periodically  review the  commissions  paid by the Fund to determine, among other things,  if the  commissions  paid over  representative  periods of time were reasonable in relation to the benefits received.

         C.       Soft Dollar Arrangements.

                  The Subadvisor may enter into "soft dollar"  arrangements  through the agency of third parties on behalf of the  Advisor.  Soft dollar  arrangements  for  services  may be entered  into in order to  facilitate  an improvement  in  performance  in respect of the  Subadvisor's  service to the Advisor with respect to the Fund. The
Subadvisor makes no direct payments but instead  undertakes to place business with  broker-dealers  who in turn pay third parties who provide these services.  Soft dollar  transactions  will be conducted on an  arm's-length  basis, and the  Subadvisor  will secure best  execution for the Advisor.  Any  arrangements  involving soft dollars and/or brokerage  services shall be effected in compliance  with Section 28(e) of the Securities  Exchange Act of 1934, as
amended,  and the policies  that the Advisor and the Board may adopt from time to time.  The  Subadvisor  agrees to provide  reports to the Advisor as necessary for purposes of providing  information  on these  arrangements  to the
Board.

VIII.    Compensation.

         A.       Amount of  Compensation.  The Advisor  shall pay the  Subadvisor,  as  compensation  for services
                  -----------------------
                  rendered  hereunder,  from its own assets, an annual fee, payable monthly,  as follows:  0.25% of the first  $150  million  of  aggregate  annual  net  assets of the Fund,  0.17% of the next $350 million, and 0.14% of average annual net assets in excess of $500 million.

         B.       Calculation  of  Compensation.   Except  as  hereinafter  set  forth,   compensation  under  this
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                  Agreement  shall be  calculated  and  accrued on the same basis as the  advisory  fee paid to the
                  Advisor by the Fund  (i.e.,  computed  on the  average  net assets of the Fund as of the close of business each day). If this Agreement  becomes  effective  subsequent to the first day of a month or shall terminate  before the last day of a month,  compensation for that part of the month this
                  Agreement  is in effect  shall be prorated in a manner  consistent  with the  calculation  of the fees set forth above.

         C.       Payment  of  Compensation:   Subject  to  the  provisions  of  this  paragraph,  payment  of  the
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                  Subadvisor's  compensation  for the preceding  month shall be made by the Advisor  within 15 days after the end of the preceding month.

         D.       Reorganization  of the Fund.  If the Fund is  reorganized  with  another  investment  company for
                  ---------------------------
                  which the Subadvisor does not serve as an investment  advisor or subadvisor,  and the Fund is the surviving  entity,  the  subadvisory  fee  payable  under this  section  shall be  adjusted in an appropriate manner as the parties may agree.

IX.      Allocation of Expenses.

         The Subadvisor  shall pay the expenses  incurred in providing  services in connection with this Agreement, including,  but not  limited  to,  the  salaries,  employment  benefits  and  other  related  costs of those of its personnel  engaged in providing  investment advice to the Fund hereunder,  including,  without  limitation,  office space,  office equipment,  telephone and postage costs and other expenses.  In the event of an "assignment" of this
Agreement,  other than an  assignment  resulting  solely by action of the  Advisor  or an  affiliate  thereof,  the
Subadvisor  shall be  responsible  for  payment of all costs and  expenses  incurred  by the  Advisor  and the Fund relating thereto,  including, but not limited to, reasonable legal, accounting,  printing and mailing costs related to obtaining approval of Fund shareholders.

X.        Non-Exclusivity.

         The  services  of the  Subadvisor  with  respect  to the  Company  and the Fund are not to be deemed to be exclusive,  and the Subadvisor shall be free to render investment  advisory and administrative or other services to others  (including  other  investment  companies)  and to engage in other  activities.  It is understood and agreed that officers or trustees of the Subadvisor  may serve as officers or trustees of the Advisor or of the Fund;  that officers or trustees of the Advisor may serve as officers or directors of the  Subadvisor  to the extent  permitted by law;  and that the officers  and  directors of the  Subadvisor  are not  prohibited  from  engaging in any other business  activity  or from  rendering  services  to any other  person,  or from  serving  as  partners,  officers, directors or trustees of any other firm or trust,  including other  investment  advisory  companies  provided it is permitted by applicable law and does not adversely affect the Fund.

XI.      Term.

         This  Agreement  shall  become  effective  at the close of business on the date hereof and shall remain in force and effect,  subject to  Paragraphs  XII.A and XII.B hereof and approval by the Fund's  initial  shareholder, for a period of two years from the date hereof.

XII.     Renewal.

         Following the  expiration of its initial  two-year  term,  the Agreement  shall continue in full force and effect from year to year, provided that such continuance is specifically approved:

         A.       at least  annually  (1) by the  Board  or by the vote of a  majority  of the  Fund's  outstanding voting  securities (as defined in Section  2(a)(42) of the 1940 Act), and (2) by the  affirmative vote of a majority of the Trustees who are not parties to this  Agreement or  interested  persons of a party to this  Agreement  (other than as a Trustee of the Fund),  by votes cast in person at a meeting specifically called for such purpose; or

         B.       by such method required by applicable law, rule or regulation then in effect.

XIII.    Termination.

         A.       Termination  by the Fund and the  Subadvisor.  This  Agreement  may be  terminated  at any  time,
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                  without the payment of any  penalty,  by vote of the Board or by vote of a majority of the Fund's outstanding  voting  securities  or the  Subadvisor,  on sixty (60)  days'  written  notice.  The notice provided for herein may be waived by the party required to be notified.

         B.       Assignment.  This Agreement shall  automatically  terminate in the event of its  "assignment," as
                  ----------
                  defined in Section 2 (a) (4) of the 1940 Act. In the event of an  assignment  that occurs  solely due to the change in control of the Subadvisor  (provided that no condition  exists that permits, or, upon the  consummation of the assignment,  will permit,  the termination of this Agreement by the Advisor  pursuant to Section XIII. C. hereof),  the Advisor and the  Subadvisor,  at the sole expense  of the  Subadvisor,  shall use  their  reasonable  best  efforts  to obtain  shareholder approval of a successor  Subadvisory  Agreement on  substantially  the same terms as contained in this Agreement.

         C.       Termination  by the  Advisor.  The Advisor  may  terminate  this  Agreement  without  penalty and
                  ----------------------------
                  without the payment of any fee or penalty,  immediately  after giving  written  notice,  upon the occurrence of any of the following events:

                  1.       Any of the Subadvisor, their respective partners, subsidiaries,  affiliates,  directors, officers,  employees  or agents  engages  in an  action or omits to take an action  that would cause the  Subadvisor to be  disqualified  in any manner under Section 9(a) of the
                           1940 Act, if the SEC were not to grant an  exemptive  order under  Section  9(c) thereof or  that  would  constitute  grounds  for  the  SEC  to  deny,  revoke  or  suspend  the registration of the Subadvisor as an investment advisor with the SEC; or

                  2.       The Subadvisor breaches the representations  contained in Paragraph  III.A.4.i.  of this
                           Agreement  or any other  material  provision of this  Agreement,  and any such breach is not cured  within a reasonable  period of time after notice  thereof from the Advisor to the Subadvisor.

         D.       Transactions  in Progress upon  Termination.  The Advisor and Subadvisor will cooperate with each
                  -------------------------------------------
                  other to ensure that  portfolio or other  transactions  in progress at the date of termination of this  Agreement  shall  be  completed  by the  Advisor  in  accordance  with  the  terms  of such transactions,  and to this end the  Subadvisor  shall  provide  the  Advisor  with all  necessary information and documentation to secure the implementation thereof.

XIV.     Liability of the Subadvisor.

         In the absence of willful  misfeasance,  bad faith,  negligence or reckless  disregard of  obligations  or duties  hereunder on the part of the  Subadvisor or any of its officers,  directors or  employees,  the  Subadvisor shall not be subject to  liability  to the Advisor for any act or  omission  in the course of, or  connected  with, rendering  services  hereunder  or for any losses that may be  sustained  in the  purchase,  holding or sale of any security.

XV.      Notices.

         Any notice or other  communication  required or that may be given  hereunder shall be in writing and shall be delivered  personally,  telecopied,  sent by certified,  registered or express mail,  postage prepaid or sent by national  next-day  delivery  service and shall be deemed given when so delivered  personally or telecopied,  or if mailed,  two days after the date of mailing,  or if by next-day  delivery  service,  on the business day  following delivery thereto, as follows or to such other location as any party notifies any other party:

         A.       If to the Advisor, to:

                  OppenheimerFunds, Inc.
                  6803 South Tucson Way
                  Englewood, Colorado 80112
                  Attention:        Andrew J. Donohue
                                    Executive Vice President and General Counsel
                  Telecopier:       (303)768-3019

         B.       If to the Subadvisor, to:

                  Trinity Investment Management Corporation
                  301 North Spring Street
                  Bellefonte, Pennsylvania, PA  16823

                  Attention:        Blake D. Gall
                                    President
                  Telecopier:       (814)355-7439

XVI.     Questions of Interpretation.

         This Agreement  shall be governed by the laws of the State of New York  applicable to agreements  made and to be  performed  entirely  within  the  State of New York  (without  regard  to any  conflicts  of law  principles thereof).  Any question of  interpretation  of any term or provision of this  Agreement  having a counterpart in or otherwise  derived  from a term or  provision  of the 1940 Act  shall be  resolved  by  reference  to such  term or provision of the 1940 Act and to  interpretations  thereof,  if any, by the United States Courts or, in the absence of any controlling  decision of any such court,  by rules,  regulations or orders of the SEC issued pursuant to the
1940 Act. In  addition,  where the effect of a  requirement  of the 1940 Act  reflected  in any  provision  of this
Agreement is revised by rule,  regulation or order of the SEC, such provision  shall be deemed to  incorporate  the effect of such rule, regulation or order.

XVII.  Form ADV - Delivery.

         The Advisor hereby  acknowledges  that it has received from the Subadvisor a copy of the Subadvisor's Form
ADV, Part II as currently  filed,  at least 48 hours prior to entering into this Agreement and that it has read and understood the disclosures set forth in the Subadvisor's Form ADV, Part II.

XVIII.  Miscellaneous.

         The captions in this  Agreement  are included for  convenience  of reference  only and in no way define or delimit any of the provisions  hereof or otherwise  affect their  construction or effect.  If any provision of this
Agreement  shall be held or made invalid by a court  decision,  statute,  rule or otherwise,  the remainder of this
Agreement  shall not be affected  thereby.  This Agreement  shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

XIX.     Counterparts.

         This  Agreement may be executed in  counterparts,  each of which shall  constitute an original and both of which, collectively, shall constitute one agreement.

         IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed in duplicate by their respective officers as of the 12th day of September, 2001.

                  OPPENHEIMERFUNDS, INC.

                  By:     /s/ Andrew J. Donohue
                     -------------------------------------------------------
                           Andrew J. Donohue
                           Executive Vice President

                  TRINITY INVESTMENT MANAGEMENT CORPORATION

                  By:   /s/ Richard L. Tucker
                           Richard L. Tucker
                           Chief Executive Officer